SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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March 15, 2005

Date of Report (Date of earliest event reported)

Marlton Technologies, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-7708	22-18225970
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
Incorporation)

2828 Charter Road
Philadelphia, PA	19154
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 676-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Overview

        This amendment amends the Current Report on Form 8-K filed with the SEC on March 21, 2005.

Section 1 — Registrant’s Business and Operations

Item 1.01     Entry into a Material Definitive Agreement

        The information set forth under item 9.01 is hereby incorporated by reference herein to the extent necessary to respond to item 1.01.

Section 2 —Financial Information.

Item 2.01.     Completion of Acquisition or Disposition of Assets

        The information set forth under item 9.01 is hereby incorporated by reference herein to the extent necessary to respond to item 2.01.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        The information set forth under item 9.01 is hereby incorporated by reference herein to the extent necessary to respond to item 2.03.

Section 3 — Securities and Trading Markets.

Item 3.02.     Unregistered Sales of Equity Securities.

        The information set forth under Item 9.01 is hereby incorporated by reference herein to the extent necessary to respond to item 3.02.

Section 9 — Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits

         On March 15, 2005, Sparks Exhibits & Environments Corp., a subsidiary of the Company, acquired substantially all of the assets and assumed specified liabilities of Showtime Enterprises, Inc. and its subsidiary, Showtime Enterprises West, Inc. (collectively “Showtime”). Showtime designed, marketed and produced trade show exhibits, point of purchase displays, museums and premium incentive plans and had filed for protection under Chapter 11 of the Bankruptcy Code in January of 2005. Showtime had sales of approximately $21 million in 2004. The aggregate purchase price was $6.3 million, comprised of $2.8 million paid in cash, $1.7 million for contingent royalty and percentage of sales payments, $1 million of long-term debt assumption and $0.8 million for stock warrants. The Company financed this acquisition by increasing its revolving credit facility borrowing capacity and obtaining a new term loan. The Company’s Audit Committee engaged the Company’s registered public accounting firm to perform the required audit of Showtime’s financial statements. The Company subsequently determined, in consultation with its registered public accounting firm, that the required audit cannot be completed because Showtime and its prior accountants had not, over the prior accounting periods, performed on a timely basis certain procedures required to conduct an audit, as well as the lack of available Showtime employees to provide representations and respond to inquiries and the inability to obtain appropriate documentation and records.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marlton Technologies, Inc. By: /s/ Robert B. Ginsburg Robert B. Ginsburg. President and Chief Executive Officer

Dated: May 31, 2005